TRAVELERS SERIES FUND INC.

on behalf of

Salomon Brothers Strategic Total Return Bond Portfolio

Supplement dated December 17, 2004

to the Prospectus and Statement of Additional Information,

dated February 27, 2004, as amended

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus:

Effective December 31, 2004, the Lehman Brothers Aggregate Bond Index will replace the J.P. Morgan Government Bond Index-Global Unhedged as the Portfolio’s sole benchmark. The manager has determined that the Lehman Brothers Aggregate Bond Index is a more appropriate index reflecting more closely the composition of the portfolio of securities.

FD